UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 28, 2006

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01.             Entry Into a Material Definitive Agreement.

Supplemental Indenture

On March 1, 2006, Duke Realty Limited Partnership (the “Operating Partnership”) completed the issuance of $125,000,000 aggregate principal amount of 5.5% Senior Notes Due 2016 (the “Notes”).  The Notes were issued under the Indenture, dated as of September 19, 1995 (the “Indenture”), as supplemented by the Nineteenth Supplemental Indenture, dated as of March 1, 2006 (the “Supplemental Indenture”), by and between the Operating Partnership and J.P. Morgan Trust Company, National Association (successor in interest to Bank One Trust Company, N.A.).  The Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Operating Partnership’s registration statement on Form S-3 (Registration Statement No. 333-120492) (as the same may be amended, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Act”).

The Indenture was filed with the Commission on September 22, 1995 as Exhibit 4.1 to the current report on Form 8-K of Duke Realty Corporation, the Operating Partnership’s sole general partner (the “Company”).  Pursuant to General Instruction F to the Commission’s Form 8-K, a conformed copy of the Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K (this “Report”) and is incorporated into this Item 1.01 by this reference.  The above description of the terms of the Indenture and the Supplemental Indenture is qualified in its entirety by reference to the previously filed Indenture and the conformed copy of the Supplemental Indenture filed as Exhibit 4.1 to this Report.

The material terms of the Notes are described in the Operating Partnership’s prospectus supplement, dated February 22, 2006, as filed with the Commission on February 24, 2006, pursuant to Rule 424(b)(5) of the Act, which relates to the offer and sale of the Notes and supplements the Operating Partnership’s prospectus, dated December 14, 2004, contained in the Registration Statement.

Term Loan Agreement

On February 28, 2006, the Operating Partnership entered into and executed a Term Loan Agreement (the “Term Loan Agreement”), as the borrower thereunder, together with the Company, as the general partner and guarantor thereunder, certain of the Operating Partnership’s and the Company’s respective subsidiaries, as guarantors thereunder (the “Subsidiary Guarantors”), Bank of America, N.A., individually and as administrative agent thereunder, Banc of America Securities LLC, as lead arranger and sole book runner thereunder, and each of the other lenders named in the Term Loan Agreement (collectively, the “Lenders”).  Pursuant to the Term Loan Agreement, the Lenders agreed to provide the Operating Partnership with a secured term loan (the “Term Loan”) in the amount of $700 million.  The Term Loan bears interest at a rate equal to LIBOR + 52.5 basis points with a scheduled maturity date in September 2006.  Subject to the Lenders’ approval, the maturity date may be extended to March 2007.  All obligations of the Operating Partnership under the Term Loan Agreement are guaranteed by the Company and the

Subsidiary Guarantors, whose equity interests are owned by the Operating Partnership and/or the Company.

Pursuant to General Instruction F to the Commission’s Form 8-K, a conformed copy of the Term Loan Agreement is filed as Exhibit 10.1 to this Report and is incorporated into this Item 1.01 by this reference.  The above description of the terms of the Term Loan Agreement is qualified in its entirety by reference to the conformed copy of the Term Loan Agreement filed as Exhibit 10.1 to this Report.

Item 2.01               Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Operating Partnership’s Current Report on Form 8-K filed on January 30, 2006, the Operating Partnership entered into a Commercial Multi-Property Agreement of Purchase and Sale (the “Purchase Agreement”) to purchase from The Mark Winkler Company and various owners controlled by, or affiliated with, The Mark Winkler Company (collectively, “Sellers”), a portfolio of commercial real estate properties, and certain related assets, for a total purchase price in excess of $800 million.  On February 28, 2006, the Operating Partnership completed the acquisition of a substantial portion of that portfolio, comprised of (a) a portfolio of commercial real estate properties consisting of approximately 2.3 million square feet of surburban office and light industrial buildings located in three primary submarkets in Northern Virginia, (b) certain of the operating assets of The Mark Winkler Company related to those commercial properties, and (c) approximately 166 acres of undeveloped land associated with those properties, for a total purchase price of more than $600 million, including the assumption of loans related to those properties and assets.  The Operating Partnership borrowed $700 million under its new Term Loan Agreement to fund the acquisition.

The Operating Partnership presently expects to complete the acquisition of the remainder of the properties during the first and second quarters of 2006.

Neither the Operating Partnership, nor any affiliates of the Operating Partnership, has a material relationship with Sellers, other than pursuant to the Purchase Agreement.

Item 2.03.              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Report under the caption “Term Loan Agreement” and in Item 2.01 of this Report is incorporated herein by reference into this Item 2.03 by this reference.

Item 9.01.              Financial Statements and Other Exhibits

This Report is incorporated by reference into the Operating Partnership’s Registration Statement, and, as such, the Operating Partnership is filing the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto.   By filing this Report, and the exhibits hereto, however, the Operating Partnership does not believe that any of the information set forth herein or in the exhibits hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the

Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description
4.1

Nineteenth Supplemental Indenture, dated as of March 1, 2006, by and between Duke Realty Limited Partnership and J.P. Morgan Trust Company, National Association (successor in interest to Bank One Trust Company, N.A.), including the form of global note evidencing the 5.5% Senior Notes Due 2016.

5.1	Legality opinion of Alston & Bird LLP.

8.1	Tax opinion of Alston & Bird LLP.

10.1

Term Loan Agreement, dated as of February 28, 2006, by and among Duke Realty Limited Partnership, as borrower, Duke Realty Corporation, as general partner and guarantor, certain of their respective subsidiaries, as guarantors, Bank of America, N.A., individually and as administrative agent, Banc of America Securities LLC, as lead arranger and sole book runner, and each of the other lenders named therein.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP

	By:	Duke Realty Corporation, its sole general partner

		By:	/s/ Howard L. Feinsand
			Name:	Howard L. Feinsand
			Title:	Executive Vice President, General
Counsel and Secretary

Dated: March 3, 2006